SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 15, 2005

Date of report (Date of earliest event reported)

Security Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7921	13-3003070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eight Greenwich Office Park, Third Floor, Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

203-625-0770
(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                          Changes in Registrant’s Certifying Accountants.

Upon the filing by Security Capital Corporation (the “Company”) of its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the “2004 Form 10-K”) on June 28, 2005, Ernst & Young LLP (“Ernst & Young”) ceased to be the Company’s principal accountant.  In connection with the Company’s filing of the 2004 Form 10-K, Ernst & Young provided a letter to the Company’s Audit Committee and management.  Ernst & Young’s letter stated that, during its audit, it noted various matters involving internal control over financial reporting and its design and operation that it considered to be a material weakness in the Company’s year-end close process.

The Company’s management and Audit Committee believe that the material weakness referred to by Ernst & Young in its letter was principally the result of a lack of Company resources necessary under the circumstances to timely complete the Company’s financial statement close process, including the preparation of the separate financial information for WC Holdings, Inc. (“WC”) and the Company’s consolidation of its subsidiaries prepared in connection with completing the Company’s 2004 Form 10-K.  As discussed in Item 9A of the Company’s 2004 Form 10-K, beginning in the fourth quarter of 2004 the Company confronted a number of unique challenges that, taken together, put extraordinary and unforeseen demands on management and the Company’s system of disclosure controls and procedures, straining the Company’s disclosure, accounting, and financial reporting resources at both WC and the corporate level.  Even though the Company’s Board of Directors, Special Committee, and Audit Committee provided significant additional resources, at the cost of millions of dollars to the Company and its stockholders, to meet these challenges, the extraordinary nature of the demands put on our control systems made it extremely difficult to record, process, summarize and report required information within the time periods specified in the SEC’s rules and forms.

The Company’s Item 9A disclosures go on to discuss the steps that the Company’s management and Audit Committee have taken to respond to the unique control challenges faced by the Company over the last several months.

The Company has provided Ernst & Young with a copy of the above disclosures and has requested that Ernst & Young furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such statements made by the Company.  A copy of that letter, dated July 6, 2005, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company currently expects to retain an independent registered public accounting firm in mid-July 2005 to replace Ernst & Young as the Company’s principal accountant.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Letter, dated July 6, 2005, from Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 6, 2005

SECURITY CAPITAL CORPORATION

By:	/s/ William R. Schlueter
Name: William R. Schlueter
Title: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Letter, dated July 6, 2005, from Ernst & Young LLP.